3Q24 Financial Results October 11, 2024 Exhibit 99

3Q24 Financial highlights

ROTCE[1]	CET1 capital ratios[2]	Std. RWA[3] **$1.8T**
19%	Std. **15.3%** | Adv. **15.5%**	Cash and marketable securities[4] **$1.5T**
	Total Loss-Absorbing Capacity[2] **$544B**	Average loans **$1.3T**

Income statement

- 3Q24 net income of $12.9B and EPS of $4.37
- Managed revenue of $43.3B[5]
- Expense of $22.6B and managed overhead ratio of 52%[5]

Balance sheet

- Loans: average loans of $1.3T up 1% YoY and QoQ
- Deposits: average deposits of $2.4T up 1% YoY and QoQ
- CET1 capital of $273B[2]
  - Standardized CET1 capital ratio of 15.3%[2]; Advanced CET1 capital ratio of 15.5%[2]

Capital distributed

- Common dividend of $3.6B or $1.25 per share
- $6.0B of common stock net repurchases[6]
- Net payout LTM of 54%[6,7]

[1] See note 3 on slide 9
[2] Represents the estimated Basel III common equity Tier 1 ("CET1") capital and ratio and Total Loss-Absorbing Capacity for the current period. See note 1 on slide 10
[3] Standardized risk-weighted assets ("RWA"). Estimated for the current period. See note 1 on slide 10
[4] Cash and marketable securities represents HQLA and unencumbered marketable securities. Estimated for the current period. See note 2 on slide 10
[5] See note 1 on slide 9
[6] Includes the net impact of employee issuances. Excludes excise tax and commissions
[7] Last twelve months ("LTM")

JPMorgan Chase & Co.

1

3Q24 Financial results[1]

$B, EXCEPT PER SHARE DATA

	3Q24	$ O/(U) 2Q24	$ O/(U) 3Q23
Net interest income	$23.5	$0.7	$0.7
Noninterest revenue	19.8	(8.3)	2.0
Managed revenue[1]	43.3	(7.7)	2.6
Expense	22.6	(1.1)	0.8
Credit costs	3.1	0.1	1.7
Net income	$12.9	($5.3)	($0.3)
Net income applicable to common stockholders	$12.5	($5.2)	($0.1)
EPS – diluted	$4.37	($1.75)	$0.04
ROE[2]	16%	23%	18%
ROTCE[2,3]	19	28	22
Overhead ratio – managed[1,2]	52	47	53
Memo:			
NII excluding Markets[4]	$23.4	$0.5	$0.3
NIR excluding Markets[4,5]	12.7	(7.5)	1.8
Markets revenue[5]	7.2	(0.6)	0.5
Managed revenue[1]	43.3	(7.7)	2.6
Adjusted expense[6]	$22.3	($1.1)	$1.2
Adjusted overhead ratio[1,2,6]	51%	46%	52%

$B	3Q24	2Q24	3Q23
Net charge-offs	$2.1	$2.2	$1.5
Reserve build/(release)	1.0	0.8	(0.1)
Credit costs	$3.1	$3.1	$1.4

3Q24 Tax rate
Effective rate: 24.0%
Managed rate: 26.9%[1,7]

3Q24	ROE	O/H ratio
CCB	29%	54%
CIB	17%	51%
AWM	34%	67%

Note: Totals may not sum due to rounding
1 See note 1 on slide 9
2 Actual numbers for all periods, not over/(under)
3 See note 3 on slide 9
4 See note 2 on slide 9
5 Includes the markets-related revenues of the former Commercial Banking business segment. Prior-period amounts have been revised to conform with the current presentation
6 See note 4 on slide 9
7 Reflects fully taxable-equivalent ("FTE") adjustments of $661mm in 3Q24

JPMORGAN CHASE & CO.
2

Fortress balance sheet

$B, EXCEPT PER SHARE DATA

	3Q24	2Q24	3Q23
Risk-based capital metrics[1]			
CET1 capital	$273	$267	$242
CET1 capital ratio – Standardized	15.3%	15.3%	14.3%
CET1 capital ratio – Advanced	15.5	15.5	14.5
Basel III Standardized RWA	$1,784	$1,743	$1,692
Leverage-based capital metric[2]			
Firm SLR	6.0%	6.1%	6.0%
Liquidity metrics[3]			
Firm LCR	114%	112%	112%
Bank LCR	121	125	123
Total excess HQLA	$272	$275	$252
HQLA and unencumbered marketable securities	1,477	1,464	1,386
Balance sheet metrics			
Total assets (EOP)	$4,210	$4,143	$3,898
Deposits (average)	2,383	2,371	2,356
Tangible book value per share[4]	96.42	92.77	82.04

STANDARDIZED CET1 RATIO (%)[1]



15.3%
72 bps
(55 bps)
(35 bps)
15 bps
1 bps
15.3%
2Q24
Net income[5]
Capital Distributions[6]
RWA
AOCI[7]
Other[8]
3Q24

STANDARDIZED RISK-WEIGHTED ASSETS ($B)[1]



1,743
15
12
13
1,784
2Q24
Lending[9]
Market Risk
Credit Risk ex. Lending
3Q24

Note: Totals may not sum due to rounding
[1] Estimated for the current period. See note 1 on slide 10
[2] Estimated for the current period. Represents the supplementary leverage ratio ("SLR")
[3] Estimated for the current period. Liquidity Coverage Ratio ("LCR") represents the average LCR for the Firm and JPMorgan Chase Bank, N.A. ("Bank"). See note 2 on slide 10
[4] See note 3 on slide 9
[5] Reflects Net Income Applicable to Common Equity
[6] Includes net share repurchases and common dividends
[7] Excludes AOCI on cash flow hedges and DVA related to structured notes
[8] Primarily CET1 capital deductions
[9] Includes Loans and Commitments

JPMORGAN CHASE & CO.
3

CCB CIB AWM Corp.

Consumer & Community Banking[1]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	3Q24	2Q24	3Q23
Revenue	$17,791	$90	($571)
Banking & Wealth Management	10,090	(285)	(1,255)
Home Lending	1,295	(24)	43
Card Services & Auto	6,406	399	641
Expense	9,586	161	481
Credit costs	2,795	152	1,349
Net charge-offs (NCOs)	1,919	(145)	520
Change in allowance	876	297	829
Net income	$4,046	($164)	($1,849)

FINANCIAL PERFORMANCE

- Net income of $4.0B, down 31% YoY
- Revenue of $17.8B, down 3% YoY, largely driven by lower net interest income
- Expense of $9.6B, up 5% YoY, predominantly driven by higher compensation, primarily for advisors, bankers and technology employees, as well as continued investments in marketing
- Credit costs of $2.8B
  - NCOs of $1.9B, up $520mm YoY, driven by Card Services primarily due to the seasoning of newer vintages and continued credit normalization
  - Net reserve build of $876mm was primarily in Card Services, driven by growth in revolving balances and changes in certain macroeconomic variables

KEY DRIVERS / STATISTICS ($B)[2]

	3Q24	2Q24	3Q23
Average equity	$54.5	$54.5	$55.5
ROE	29%	30%	41%
Overhead ratio	54	53	50
Average loans	$572.5	$571.7	$564.3
Average deposits	1,053.7	1,073.5	1,143.5
Active mobile customers (mm)[3]	57.0	55.6	53.2
Debit & credit card sales volume[4]	$453.4	$453.7	$426.3

- Average loans up 1% YoY and flat QoQ
- Average deposits down 8% YoY and 2% QoQ
  - EOP deposits down 7% YoY and 1% QoQ
- Active mobile customers up 7% YoY
- Debit & credit card sales volume up 6% YoY
- Client investment assets up 21% YoY and 5% QoQ

KEY DRIVERS / STATISTICS ($B) – DETAIL BY BUSINESS

	3Q24	2Q24	3Q23
Banking & Wealth Management			
Business Banking average loans	$19.5	$19.5	$19.5
Business Banking loan originations	1.1	1.3	1.3
Client investment assets (EOP)	1,067.9	1,013.7	882.3
Deposit margin	2.60%	2.72%	2.92%
Home Lending			
Average loans	$250.6	$254.4	$264.0
Loan originations[5]	11.4	10.7	11.0
Third-party mortgage loans serviced (EOP)	656.1	642.8	637.8
Net charge-off/(recovery) rate	(0.07)%	(0.07)%	(0.02)%
Card Services & Auto			
Card Services average loans	$217.3	$210.1	$195.2
Auto average loans and leased assets	84.9	86.5	85.1
Auto loan and lease originations	10.0	10.8	10.2
Card Services net charge-off rate	3.24%	3.50%	2.49%
Card Services net revenue rate	9.91	9.61	9.60
Card Services sales volume[4]	$316.6	$316.6	$296.2

[1] See note 1 on slide 9

For additional footnotes see slide 11

JPMorgan Chase & Co.

4

CCB | CIB | AWM | Corp.

Commercial & Investment Bank[1,2]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	3Q24	2Q24	3Q23
Revenue	$17,015	($902)	$1,254
Investment Banking revenue	2,354	(110)	536
Payments	4,370	(176)	153
Lending	1,894	(42)	(40)
Other	28	24	4
Total Banking & Payments	8,646	(304)	653
Fixed Income Markets	4,530	(292)	(18)
Equity Markets	2,622	(349)	553
Securities Services	1,326	65	114
Credit Adjustments & Other	(109)	(22)	(48)
Total Markets & Securities Services	8,369	(598)	601
Expense	8,751	(415)	(67)
Credit costs	316	(68)	411
Net income	$5,691	($206)	$664

KEY DRIVERS / STATISTICS ($B)[3]

	3Q24	2Q24	3Q23
Average equity	$132.0	$132.0	$138.0
ROE	17%	17%	14%
Overhead ratio	51	51	56
IB fees ($mm)	$2,267	$2,356	$1,729
Average Banking & Payments loans	348.4	351.4	354.6
Average client deposits[4]	966.0	936.7	900.3
Assets under custody ($T)	35.8	34.0	29.7
Net charge-off/(recovery) rate[5]	0.13%	0.14%	0.08%

FINANCIAL PERFORMANCE

- Net income of $5.7B, up 13% YoY; revenue of $17.0B, up 8% YoY
- Banking & Payments revenue
  - IB revenue of $2.4B, up 29% YoY, driven by higher fees across all products
  - Payments revenue of $4.4B, up 4% YoY, driven by fee growth and higher deposit balances, largely offset by deposit margin compression and higher deposit-related client credits
  - Lending revenue of $1.9B, down 2% YoY
- Markets & Securities Services revenue
  - Markets revenue of $7.2B, up 8% YoY
    - Fixed Income Markets revenue of $4.5B, flat YoY, including outperformance in Currencies & Emerging Markets and lower revenue in Rates
    - Equity Markets revenue of $2.6B, up 27% YoY, reflecting strong performance across regions
  - Securities Services revenue of $1.3B, up 9% YoY, largely driven by fee growth on higher market levels and volumes
- Expense of $8.8B, down 1% YoY, driven by lower legal expense, offset by higher compensation, including revenue-related compensation and growth in employees, as well as higher technology expense
- Credit costs of $316mm, driven by the impact of net lending activity, and net downgrade activity primarily in Real Estate, partially offset by changes in certain macroeconomic variables
  - Net reserve build of $160mm and NCOs of $156mm

REVENUE BY CLIENT COVERAGE SEGMENT ($MM)

		$ O/(U)	
	3Q24	2Q24	3Q23
Banking & Payments revenue[6]	$8,646	($304)	$653
Global Corporate & Investment Banking	6,139	(2)	670
Commercial Banking	2,891	31	17
Middle Market Banking	1,931	(5)	(18)
Commercial Real Estate Banking	960	36	35
Other	(384)	(333)	(34)

[1] See note 1 on slide 9; For additional footnotes see slide 11

JPMorgan Chase & Co.

5

CCB | CIB | AWM | Corp.

Asset & Wealth Management[1]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	3Q24	2Q24	3Q23
Revenue	$5,439	$187	$434
Asset Management	2,525	88	361
Global Private Bank	2,914	99	73
Expense	3,639	96	501
Credit costs	4	(16)	17
Net income	$1,351	$88	($66)

KEY DRIVERS / STATISTICS ($B)[2]

	3Q24	2Q24	3Q23
Average equity	$15.5	$15.5	$17.0
ROE	34%	32%	32%
Pretax margin	33	32	38
Assets under management ("AUM")	$3,904	$3,682	$3,186
Client assets	5,721	5,387	4,644
Average loans	229.3	224.1	223.8
Average deposits	236.5	227.4	202.0

FINANCIAL PERFORMANCE

- Net income of $1.4B, down 5% YoY
- Revenue of $5.4B, up 9% YoY, driven by growth in management fees on higher average market levels and strong net inflows, investment valuation gains compared to losses in the prior year and higher brokerage activity, partially offset by deposit margin compression
- Expense of $3.6B, up 16% YoY, predominantly driven by higher compensation, including revenue-related compensation and continued growth in private banking advisor teams, as well as higher legal expense and distribution fees
- AUM of $3.9T and client assets of $5.7T were each up 23% YoY, driven by higher market levels and continued net inflows
  - For the quarter, AUM had long-term net inflows of $72B and liquidity net inflows of $34B
- Average loans of $229B, up 2% YoY and QoQ
- Average deposits of $236B, up 17% YoY including the allocation of First Republic deposits to AWM in 4Q23[3] and up 4% QoQ

[1] See note 1 on slide 9
[2] Actual numbers for all periods, not over/(under)
[3] See note 3 on slide 10

JPMORGAN CHASE & CO.

6

Corporate1 1 See note 1 on slide 9 CCB CIB AWM Corp. 3Q24 2Q24 3Q23 Revenue $3,070 ($7,052) $1,512 Net interest income 2,915 551 932 Noninterest revenue 155 (7,603) 580 Expense 589 (990) (107) Credit costs (4) (9) (50) Net income/(loss) $1,810 ($4,969) $998 $ O/(U) ⚫ Revenue of $3.1B, up $1.5B YoY ⚫ Net interest income of $2.9B, up $932mm YoY, predominantly driven by the impact of balance sheet mix and securities reinvestment ⚫ Noninterest revenue of $155mm, compared with a net loss of $425mm in the prior year, predominantly driven by lower net investment securities losses ⚫ Expense of $589mm, down $107mm YoY SELECTED INCOME STATEMENT DATA ($MM) FINANCIAL PERFORMANCE 7

Outlook[1]

FIRMWIDE

1

Expect FY2024 net interest income of **~$92.5B**, market dependent

- 3Q24YTD of $69.6B implies 4Q24 of ~$22.9B

Expect FY2024 net interest income excluding Markets of **~$91.5B**, market dependent

- 3Q24YTD of $69.4B implies 4Q24 of ~$22.1B

2

Expect FY2024 adjusted expense of **~$91.5B**, market dependent

- 3Q24YTD of $68.5B implies 4Q24 of ~$23.0B
- Adjusted expense excludes Firmwide legal expense and includes the increase to the FDIC special assessment in 1Q24 and the Foundation contribution in 2Q24

3

Expect FY2024 Card Services NCO rate of **~3.4%**

[1] See notes 1, 2 and 4 on slide 9

JPMorgan Chase & Co.

8

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a reconciliation of the Firm’s results from a reported to managed basis, refer to page 7 of the Earnings Release Financial Supp lement 2. In addition to reviewing net interest income (“NII”) and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding Markets, which is composed of Fixed Income Markets and Equity Markets. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income. These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For a reconciliation of NII and NIR from reported to excluding Markets, refer to page 28 of the Earnings Release Financial Supplement. For additional information on Markets revenue, refer to page 75 of the Firm’s 2023 Form 10-K 3. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of related deferred tax liabilities. For a reconciliation from common stockholders’ equity to TCE, refer to page 10 of the Earnings Release Financial Supplement. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. Book value per share was $115.15, $111.29 and $100.30 at September 30, 2024, June 30, 2024 and September 30, 2023, respectively. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity 4. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense represents noninterest expense excluding Firmwide legal expense of $259mm, $317mm and $665mm for the three months ended September 30, 2024, June 30, 2024 and September 30, 2023, respectively. For the nine months ended September 30, 2024, noninterest expense was $69B and Firmwide legal expense was $504mm. The adjusted overhead ratio measures the Firm’s adjusted expense as a percentage of managed net revenue. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance 9

Additional notes 1. Reflects the Current Expected Credit Losses ("CECL") capital transition provisions. As of September 30, 2024 and June 30, 2024, CET1 capital and Total Loss- Absorbing Capacity reflected the remaining $720mm CECL benefit; as of September 30, 2023, CET1 capital reflected a $1.4B benefit. Refer to Note 21 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024 and Note 27 of the Firm's 2023 Form 10-K for additional information 2. Total excess high-quality liquid assets (“HQLA”) represent the average eligible unencumbered liquid assets that are in excess of what is required to meet the estimated Firm and Bank total net cash outflows over a prospective 30 calendar-day period of significant stress under the LCR rule. HQLA and unencumbered marketable securities, includes end-of-period HQLA, excluding regulatory prescribed haircuts under the LCR rule where applicable, for both the Firm and the excess HQLA-eligible securities included as part of the excess liquidity at JPMorgan Chase Bank, N.A., which are not transferable to non-bank affiliates and thus excluded from the Firm’s LCR. Also includes other end-of-period unencumbered marketable securities, such as equity and debt securities. Does not include borrowing capacity at Federal Home Loan Banks and the discount window at the Federal Reserve Bank. Refer to Liquidity Risk Management on pages 51-58 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024 and pages 102-109 of the Firm’s 2023 Form 10-K for additional information 3. In the fourth quarter of 2023, CCB transferred certain deposits associated with First Republic to AWM and CIB 10

Additional notes on slides 4-5 Slide 4 – Consumer & Community Banking 2. Actual numbers for all periods, not over/(under) 3. Users of all mobile platforms who have logged in within the past 90 days 4. Excludes Commercial Card 5. Firmwide mortgage origination volume was $13.3B, $12.3B and $13.0B for the three months ended September 30, 2024, June 30, 2024 and September 30, 2023, respectively Slide 5 – Commercial & Investment Bank 2. Effective in the second quarter of 2024, the Firm reorganized its reportable business segments by combining the former Corporate & Investment Bank and Commercial Banking business segments to form one segment, the Commercial & Investment Bank ("CIB") 3. Actual numbers for all periods, not over/(under) 4. Client deposits and other third-party liabilities (“client deposits”) pertain to the Payments and Securities Services businesses 5. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate 6. Refer to page 29 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024 for a description of each of the client coverage segments 11

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (https://jpmorganchaseco.gcs-web.com/financial-information/sec- filings), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update any forward-looking statements. 12